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                                                                    Exhibit 21.1

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International Integration Incorporated ("i-Cube")        Delaware, U.S.A.
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International Integration Securities Corp.               Massachusetts, U.S.A.
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International Integration Holding B.V.                   Netherlands
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International Integration B.V.                           Netherlands
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International Integration European Holding Co.           Delaware, U.S.A.
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International Integration R&C Holding Co.                Delaware, U.S.A.
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Reportsent Company Limited                               United Kingdom
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Conduit Communications Limited                           United Kingdom
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Razorfish B.V.                                           Netherlands
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Conduit Business Info Limited                            United Kingdom
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Avalanche Solutions, Inc.                                New York, U.S.A.
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Razorfish Limited                                        United Kingdom
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Razorfish San Francisco, Inc.                            California, U.S.A.
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Razorfish Los Angeles, Inc.                              California, U.S.A.
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Razorfish AB                                             Sweden
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Confutera Nr. 5011 AB                                    Sweden
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Confutera Learning AB                                    Sweden
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Confutera Services AB                                    Sweden
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Confutera Nord AB                                        Sweden
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Spray Network U.S.A.                                     Delaware, U.S.A.
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Confutera Workgroup Solutions AB                         Sweden
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Confutera Media Agency AB                                Sweden
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Razor AB                                                 Sweden
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Confutera Research AB                                    Sweden
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Confutera Interactive Development AB                     Sweden
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Razorfish Oy                                             Finland
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Razorfish AG                                             Germany
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Razorfish AS                                             Norway
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Razorfish Ventures, Limited                              Delaware
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Razorfish Finance, Inc.                                  New York, U.S.A.
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Razorfish New York, Inc.                                 New York, U.S.A.
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Razorfish Technologies, Inc.                             New York, U.S.A.
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

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Razorfish Holdings Limited                               United Kingdom
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Razorfish Europe Limited                                 United Kingdom
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PoGo Technology Limited                                  United Kingdom
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Best Data.com                                            United Kingdom
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Razorfish Srl                                            Italy
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Limage Dangereuse Rotterdam B.V.                         Netherlands
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Razorfish Ventures Fund L.L.C.                           Delaware
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Qb International Holding AB                              Sweden
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Qb International AB                                      Sweden
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X-Core Konsult AB                                        Sweden
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KK Intervision-Razorfish                                 Japan
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UH 107 Verwaltungsgesellschaft mbH                       Germany
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Razorfish Management AG                                  Germany
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Razorfish AG and Co KG                                   Germany
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